SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASES

         This Settlement Agreement and Mutual General Releases (this "Agreement") is entered into as of the 24th day of January 2001, by and among The Irvine Company, a Delaware corporation ("Irvine"), on the one hand, and Mossimo, Inc., a California corporation ("Mossimo"), on the other hand, with reference to the following facts:

                                    RECITALS
                                    --------

         A. On or about May 3, 1996, Mossimo leased the premises commonly known as 5 Pasteur, Suite 100, Irvine, California (the. "Premises") from Irvine pursuant to a written lease dated May 3, 1996 (the `tease").

         B. Irvine delivered possession of the Premises to Mossimo on or about May 15, 1997, the commencement date of the Lease.

         C. Subsequent to the commencement date of the Lease, Mossimo requested certain modifications to the Lease. Accordingly, on or about July 10, 1998, Irvine and Mossimo entered into a First Amendment to the Lease (the "Amendment" and collectively with the Lease, the "Amended Lease").

         D. In or around September, 2000, Mossimo ceased paying the base monthly rent or the various operating expenses required under the Amended Lease. On or about October 11, 2000, Mossimo stated tat it would no longer fulfill its obligations under the Amended Lease and abandoned the Premises by executing a Notice of Delivery of Premises and Release.

         E. On or about October 20, 2000, Irvine filed a lawsuit (the "Lawsuit") against Mossimo in the Superior Court for the County of Orange (O.C.S.C. Case No. 00CC 12609) for breach of the Amended Lease and unjust enrichment.

         F. The parties believe it to be in their respective best interests to filly and finally resolve any and all disputes among them including, but not limited to, the Lawsuit.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the foregoing facts and recitals and of the mutual promises and consideration set forth herein, the adequacy and receipt of which are hereby acknowledged, the parties agree as follows:

         1. INCORPORATION OF RECITALS. Subject to the terms of this Agreement and the conditions stated herein, Recitals A through F, inclusive, are incorporated herein by this reference.

         2. SETTLEMENT AMOUNT. In express reliance on the covenants contained herein, Mossimo hereby agrees to pay to Irvine the sum of Two Hundred and Thirty Thousand Dollars ($230,000) (the "Settlement Amount") as payment in full for all damages and claims by Irvine against Mossimo as of the date of this Agreement. The Settlement Amount shall be payable to Irvine pursuant to the following terms and conditions:

                                   EXHIBIT A

                  a. Fifty Seven Thousand Five Hundred Dollars ($57,500) payable to Irvine concurrently with the execution of this Agreement.

                  b. The balance paid to Irvine in six (6) equal month installments commencing on February 24, 2001. The remaining monthly installments shall be due and payable on or before the 24th day of every month thereafter, until the Settlement Amount plus all accrued interest required under this Agreement is paid in full. Installment payments due to Irvine under this Agreement shall be delivered to Gibson, Dunn & Crutcher LLP, Attn: Jesse S. Finlayson, Jamboree Center, 4 Park Plaza, Irvine, California, so that such payments are actually received on or before 5:00 p.m. on the due date. Any installment payment under this Agreement received by Irvine more than three (3) business days after its due date shall be immediately assessed a ten percent (10%) late charge. Irvine shall immediately provide Notice of Default to Mossimo and its attorneys of record, Rutan & Tucker, LLP, 611 Anton Blvd., Suite 1400, Costa Mesa, CA. 92688, Attention Richard
         K. Howell. Mossimo shall have three (3) business days from receipt of the Notice of Default to cure, including payment of any late charges that may be applicable. If any Default is not cured within three (3) business days of receipt of the Notice of Default, Irvine shall be entitled to move for entry of the Stipulated Judgment upon Default under Settlement Agreement described herein.

                  c. All unpaid portions of the Settlement Amount shall bear interest at the rate of ten percent (10%) per annum amortized from the date of this Agreement until the Settlement Amount paid in full. An amortization schedule reflecting the installment payments due under this Agreement is attached as Exhibit "A" hereto and is incorporated as if set forth fully herein, Payments received by Irvine shall be applied first to accrued interest and only then to reduce the principal amount of the Settlement Amount then outstanding.

         3. STIPULATION FOR ENTRY OF JUDGMENT UPON DEFAULT OF THIS AGREEMENT. Concurrently with this execution of this Agreement, Mossimo shall also execute the Stipulation for Entry of Judgment upon Default under Settlement Agreement (the "Stipulation") substantially in the form attached as Exhibit "B" hereto. The terms and conditions of the Stipulation are hereby incorporated as if set forth fully herein and shall be binding on the parties.

         4. DISMISSAL OF THE LAWSUIT. Within ten (10) business days of the actual receipt of the final monthly installment called for under paragraph 2 of this Agreement and payment in full of the Settlement Amount and all accrued interest, Irvine shall dismiss the Lawsuit with prejudice.

         5. MUTUAL GENERAL RELEASES.

                  a. Provided that Mossimo performs its obligations under this Agreement, Irvine, its successors and assigns, and each of them, shall and do hereby forever relieve, release and discharge Mossimo and its successors, assigns, past and present attorneys, accountants, representatives, affiliates, parents, partners, officers, directors, employees and stockholders, jointly and severally, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses (including, but not limited to, attorneys' fees), damages, injuries, actions and causes of actions, of whatever kind or nature, whether legal or equitable, known or unknown, suspected or unsuspected, contingent or fixed, based upon, arising out of, appertaining to, or in connection with any matter whatsoever, of any kind or type, from the beginning of time to and including the date of this Agreement, including, without limitation any of the matters or facts alleged or set forth in Recitals A through F, inclusive, including, without limitation, the Lawsuit, the Amended Lease and the condition of the Premises.

                  b. Provided that Irvine performs its obligations under this Agreement, Mossimo, its successors and assigns, and each of them, shall and does hereby forever relieve, release and discharge Irvine and its successors, assigns, past and present attorneys, accountants, representatives, affiliates, parents, partners, officers, directors, employees and stockholders, jointly and severally, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses (including, but not limited to, attorneys' fees), damages, injuries, actions and causes of actions, of whatever kind or nature, whether legal or equitable, known or unknown, suspected or unsuspected, contingent or fixed, based upon, arising out of, appertaining to, or in connection with any matter whatsoever, of any kind or type, from the beginning of time to and including the date of this Agreement, including, without limitation any of the matters or facts alleged or set forth in Recitals A through F, inclusive, including, without limitation, the Lawsuit, the Amended Lease and the condition of the Premises.

                  c. As to the matters released herein, Irvine and Mossimo expressly waive any and all rights under section 1542 of the Civil Code of the State of California, which provides as follows:

                  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

                  d. The parties hereto expressly waive and release any right or benefit which they have or may have under section 1542 of the Civil Code of the State of California, and any similar statute, code, law and/or regulation of the United States, or any state thereof, to the full extent that they may waive all such rights and benefits pertaining to the matters released herein. In connection with such waiver and relinquishment, the panics hereto acknowledge that they are aware that they may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which they now know or believe to be true. Nevertheless, it is the intention of the parties hereto, through this release, to release all matters that are subject to this release, and all claims relative thereto, which now exist, may exist, or heretofore have existed. In furtherance of such intention, the releases herein given shall be and remain in effect as a full and complete release of such matters notwithstanding the discovery or existence of any such additional or different claims or facts relative thereto.

                  e. In entering into the release provided for in this Agreement, the parties hereto recognize that no facts or representations are ever absolutely certain. Thus, the parties assume the risk of any mistake, and if any of them should subsequently discover that any understanding of the facts or of the law was incorrect, such party shall not be entitled to set aside this release by reason thereof, regardless of any mistake of fact or law.

                  f. The parties hereto are the sole and lawful owners of all right, title and interest in and to every claim and other matter which they purport to release herein, and they have not assigned or transferred, or purported to assign or transfer to any person or entity any claims or other matters herein released. Irvine, on the one hand, and Mossimo, on the other hand, shall and hereby do indemnify, defend and hold each other harmless from and against any claims, liabilities, actions, causes of action, demands, injuries, damages, costs, and expenses (including, but not limited to, attorneys' fees), based upon or arising in connection with any such prior assignment or transfer, or any such purported assignment or transfer, or any claims or other matters released herein.

         6. VOLUNTARY SETTLEMENT. The parties to this Agreement, and each of them, acknowledge and agree that each of them is entering into this Agreement freely and voluntarily and not acting under any misapprehension as to the effect hereof, and has acted and does hereby act freely and voluntarily and not under any coercion or duress, and acknowledge that good and valuable consideration was and has been received. The parties hereto declare that this Agreement is freely and fairly made and that, except as specifically referenced in this Agreement, there are no other agreements, oral or written or otherwise, pertaining to the subject matter of this Agreement.

         7. MUTUAL REPRESENTATIONS AND WARRANTIES.

         Irvine and Mossimo hereby represent and warrant to each other the following, each of which is a continuing representation and warranty:

                  a. This Agreement is a valid and binding obligation of Irvine and Mossimo, enforceable against them in accordance with its terms.

                  b. Except as expressly provided in this Agreement, no consent or approval is required by any other person or entity in order for Irvine and Mossimo to carry out the provisions of this Agreement.

                  c. Each of the parties hereto has received independent legal advice from attorneys of its choice with respect to the advisability of making the agreements provided herein and with respect to the advisability of executing this Agreement, and prior to the execution of this Agreement by the parties hereto, their attorneys reviewed this Agreement at length with them and have made all desired changes and signed this Agreement to indicate that they have approved this Agreement as to form.

                  d. Except as expressly stated in this Agreement, Irvine and Mossimo have not made any statement or representation to each other regarding any facts relied upon by them in entering into this Agreement, and each of them specifically does not rely upon any statement, representation or promise of the other party hereto or any other person in entering into this Agreement, or in making the settlement provided for herein, except as expressly stated in this Agreement. Each party has relied upon its own investigation and analysis of the facts and not on any statement or representation made by any other party in choosing to enter into this Agreement and the transactions contemplated herein.

                  e. The parties hereto and their respective attorneys have made such Investigation of the facts pertaining to this Agreement and all of the matters pertaining thereto, as they deem necessary.

                  f. The terms of this Agreement are contractual, not mere recitals, and a result of negotiation among the parties.

                  g. This Agreement has been carefully read by, the contents hereof are known by, and it has been signed freely by each person executing this Agreement.

         8. NO ADMISSION AGAINST INTEREST. Nothing contained in this Agreement or negotiations and communications leading up to it shall be construed as admissions against the interest of any of the parties hereto. This Agreement shall not be admissible as evidence in any action or proceeding except one to enforce this Agreement, or to carry forward the actions contemplated herein.

         9. MISCELLANEOUS.

                  a. Except as provided herein, all covenants, releases, warranties, representations and indemnities made by the parties to one another pursuant to this Agreement shall survive this Agreement and shall be and remain in full force and effect thereafter.

                  b. The parties agree to execute and deliver such other instruments and perform such acts, in addition to the matters herein specified, as may be appropriate or necessary, from time to time, to effectuate the agreements and understandings of the parties, whether the same occurs before or after the date of this Agreement.

                  c. This Agreement is the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, oral or written, between the parties hereto with respect thereto. No claim of waiver, modification, consent or acquiescence with respect to any provision of this Agreement shall be made against any party, except on the basis of a written instrument executed by or on behalf of such party.

                  d. This Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the parties hereto.

                  e. The headings of all sections of this Agreement are inserted solely for the convenience of reference and are not apart of and are not intended to govern, limit or aid in the construction or interpretation of any term or provision hereof.

                  f. To the extent that performance is to be governed by time, time shall be deemed to be of the essence hereof.

                  g. This Agreement is to be governed by and construed in accordance with the laws of the State of California.

                  h. This Agreement may be executed and delivered in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement. This Agreement may also be executed by facsimile followed by delivery of the original executed Agreement. Except as expressly provided in this Agreement, each of the parties hereto represents, warrants and covenants that it has full power and authority to execute this Agreement and that it has obtained all necessary approvals, consents and authorizations required for it to execute and deliver this Agreement. Each individual executing this Agreement on behalf of a party hereto has been duly authorized and empowered to execute and deliver this Agreement on behalf of said party.

                  i. This Agreement is the product of negotiations of the parties, and in the enforcement or interpretation hereof, is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any party by reason of that party having drafted or caused to be drafted this Agreement, or any portion hereof, shall not be effective in regard to the interpretation hereof.

                  j. Any provision of this Agreement that is found to be invalid or unenforceable by any court in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or enforceability, and the invalidity or enforceability of such provision shall not affect the validity or enforceability of the remaining provisions hereof

                  k. In the event it becomes necessary for any party to this Agreement to take any action to interpret or enforce this Agreement, or any of its terms, and any party thereafter incurs attorneys' fees as a result thereof, the prevailing party shall be entitled, in addition to any judgment or award, to an award for all fees (including attorneys' fees), costs and expenses, including court or arbitration costs and expenses. The prevailing party shall further be entitled to an award for attorneys' fees and related costs in connection with enforcement of any judgment, including enforcement following any appeal.

                  l. In the event any provision of this Agreement is determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of said provision and this Agreement shall nevertheless remain fully valid and enforceable.

         10. CONFIDENTIALITY. The parties to this Agreement shall use their reasonable efforts to keep the terms of this Agreement private and confidential and shall not knowingly disclose the terms of this Agreement to any third party, except to the extent reasonably necessary to enforce the provisions of this Agreement, including, without limitation, Irvine presenting this Agreement and/or the Stipulation to a court of competent jurisdiction to obtain entry of a judgment pursuant to the terms of the Stipulation upon a default by Mossimo under this Agreement. Notwithstanding the immediately preceding sentence, the parties may disclose the existence of this Agreement and the settlement of the Lawsuit, without disclosure of the terms of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                              THE IRVINE COMPANY,
                                              a Delaware corporation

                                              By: /S/ Jeffrey J. Wallace
                                                 -------------------------------
                                                      Jeffrey J. Wallace
                                                      Assistant Secretary

                                              MOSSIMO, INC.,
                                              a California corporation

                                              By: /S/ Mossimo Giannulli
                                                 -------------------------------


APPROVED AS TO FORM:

CRAIG H. MILLET
JESSE S. FINLAYSON
T. KEVIN ROOSEVELT
GIBSON, DUNN & CRUTCHER LLP

By: /S/ Jesse S. Finlayson
   ---------------------------------
    Jesse S. Finlayson
    Attorneys for THE IRVINE COMPANY


RUTAN & TUCKER LLP
RICHARD K. HOWELL

By: /S/ RICHARD K. HOWELL
   ---------------------------------
   Richard K. Howell
   Attorneys for MOSSIMO, INC.

GIBSON, DUNN & CRUTCHER LLP
CRAIG H. MILLET, SBN 106027
JESSE S. FINLAYSON, SBN 179443
T. KEVIN ROOSEVELT, SBN 205485
Jamboree Center
4 Park Plaza, Suite 1400
Irvine, California 92614-8557
Telephone: (949) 451-3800
Facsimile: (949) 451-4220

Attorneys for Plaintiff
THE IRVINE COMPANY


                    SUPERIOR COURT OF THE STATE OF CALIFORNIA

                            FOR THE COUNTY OF ORANGE

                             CENTRAL JUSTICE CENTER


THE IRVINE COMPANY, a Delaware             |   CASE NO. 00CC12609
corporation,                               |
                                           |   ASSIGNED FOR ALL PURPOSES TO:
                 Plaintiff,                |   HONORABLE THOMAS N. THRASHER, SR.
                                           |   DEPARTMENT C11
         v.                                |
                                           |   STIPULATION FOR ENTRY OF
MOSSIMO, INC., a California corporation,   |   JUDGMENT AGAINST DEFENDANT
and DOES 1 through 50 inclusive,           |   MOSSIMO, INC. FOR BREACH OF LEASE
                                           |   AND UNJUST ENRICHMENT
                 Defendants,               |
                                           |   Action Filed: October 20, 2000
-------------------------------------------|   Trial Date: None Set


         This Stipulation is entered into by and between plaintiff The Irvine Company ("Irvine") and defendant Mossimo, Inc. ("Mossimo") with respect to the following facts:

                                    RECITALS
                                    --------

         A. Irvine and Mossimo have entered into a Settlement Agreement and Mutual General Releases (the "Agreement"), a copy of which is attached as Exhibit "A" hereto, for the purpose of resolving this action.

         B. The Agreement provides for the payment by Mossimo to Irvine of certain monies over a period of time, with the last such payment to be made on or about July 24, 2001;

================================================================================
        STIPULATION FOR ENTRY OF JUDGMENT AGAINST DEFENDANT MOSSIMO, INC.
                    FOR BREACH OF LEASE AND UNJUST ENRICHMENT

         C. The Agreement provides that in the event that Mossimo defaults on its obligations under the terms of the Agreement, Irvine shall be entitled to file and execute upon a Stipulated Judgment (the "Judgment") in favor of Irvine and against Mossimo, a copy of which is attached as Exhibit "B" hereto, in the amount set forth in the Agreement;

         D. Based on the foregoing, the parties to this Stipulation hereby agree as follows:

                                   STIPULATION
                                   -----------

         1. In the event that Mossimo fails to satisfy its obligations under the Agreement, the Judgment shall be entered against Mossimo and in favor of Irvine on Irvine's Complaint for Breach of Lease and Unjust Enrichment on file herein in the amount of Two Hundred and Thirty Thousand Dollars ($230,000), plus (a) any and all interest and late charges accrued under the Agreement and (b) any fees (including attorneys' fees), costs and expenses incurred in obtaining entry of the Judgment, minus (c) that amount already received by Irvine from Mossimo pursuant to the Agreement. Mossimo expressly acknowledges that, pursuant to section 9(k) of the Agreement, Irvine shall be entitled to recover any fees (including attorneys' fees), costs and expenses incurred in obtaining entry of the Judgment. Mossimo further acknowledges that, pursuant to section 3(c) of the Agreement, Irvine shall be entitled to interest at ten percent (10%) per annum on all unpaid amounts under the Agreement, both before and after the entry of the Judgment.

         2. Mossimo expressly agrees to the entry of Judgment against Mossimo in the event of default by Mossimo under the terms of the Agreement and shall raise no defense to the entry of such Judgment other than payment of the sum owing to Irvine under the Agreement.

         3. By entering into this Stipulation, Mossimo makes a general appearance and hereby consents to the exercise of jurisdiction of all California courts with respect to the proceedings herein and consents to the jurisdiction of said courts to issue any orders, judgments or to take any further actions with respect to the proceedings herein.

         4. In the event of Mossimo's default in the making of one or more of the payments when due, as set forth in the Agreement, Irvine shall be entitled to cause this Stipulation and the Judgment to be entered by this Court upon EX PARTE application with at least 24 hours Notice to Mossimo and its attorneys of record, Rutan & Tucker, LLP, 611 Anton Blvd., Suite 1400, Costa Mesa, CA.


                                        2

================================================================================
        STIPULATION FOR ENTRY OF JUDGMENT AGAINST DEFENDANT MOSSIMO, INC.
                    FOR BREACH OF LEASE AND UNJUST ENRICHMENT

92688, Attention Richard K. Howell, and declaration of Irvine's counsel of Mossimo's default, without further notice or hearing. Said judgment shall be entered and become final for all purposes upon entry thereof and each party waives the right to appeal therefrom.

         5. Findings of fact and conclusions of law shall be, and the same hereby are, waived. Mossimo agrees that this Stipulation is to have the force and effect of findings of fact and conclusions of law as though embodied in formal findings of fact and conclusions of law.

         6. Mossimo acknowledges that it is aware that it is entitled to notice of hearing and hearing on the Complaint, and Mossimo hereby waives said right to notice of hearing and hearing prior to the entry of judgment. Furthermore, Mossimo does hereby expressly consent that a writ of execution for money may issue without notice in favor of Irvine. Mossimo does not waive, and Irvine agrees to provide, notice of an entry of judgment or writ of execution.

         7. It is further stipulated and agreed that at all times material hereto, the parties have received independent legal advice from attorneys of its choice with respect to the advisability of executing this Stipulation, and prior to the execution of this Stipulation by Mossimo, its attorneys reviewed this Stipulation at length with it and signed this Stipulation to indicate that they have approved this Stipulation as to form.

         8. The above-entitled Court may make and enter the Judgment prepared in accordance with the foregoing Stipulation, in substantially the form attached as Exhibit "B" hereto, which is hereby approved as to form and content by all parties.


Dated: January 25, 2001                      THE IRVINE COMPANY,
                                             a Delaware corporation

                                             By:  /S/ Donald McNutt
                                                --------------------------------
                                                Donald McNutt, Vice president,
                                                Operations

Dated: January 24, 2001                      MOSSIMO, INC.,
                                             a California corporation

                                             By: /S/ Mossimo Giannulli
                                                -------------------------------


                                        3

================================================================================
        STIPULATION FOR ENTRY OF JUDGMENT AGAINST DEFENDANT MOSSIMO, INC.
                    FOR BREACH OF LEASE AND UNJUST ENRICHMENT

APPROVED AS TO FORM AND CONTENT:


CRAIG H. MILLET
JESSE S. F]NLAYSON
T. KEVIN ROOSEVELT
GIBSON, DUNN & CRUTCHER LLP


By: /S/ Jesse S. Finlayson
   ----------------------------------
   Jesse S. Finlayson
   Attorneys for THE IRVINE COMPANY



RUTAN & TUCKER, LLP
RICHARD K. HOWELL


By: /S/ Richard K. Howell
   ----------------------------------
   Richard K. Howell
   Attorneys for MOSSIMO, INC.


                                       4

================================================================================
        STIPULATION FOR ENTRY OF JUDGMENT AGAINST DEFENDANT MOSSIMO, INC.
                    FOR BREACH OF LEASE AND UNJUST ENRICHMENT

GIBSON, DUNN & CRUTCHER LLP
CRAIG H. MILLET, SBN 106027
JESSE S. FINLAYSON, SBN 179443
T. KEVIN ROOSEVELT, SBN 205485
Jamboree Center
4 Park Plaza, Suite 1400
Irvine, California 92614-8557
Telephone: (949) 451-3800
Facsimile: (949) 451-4220

Attorneys for Plaintiff
THE IRVINE COMPANY


                    SUPERIOR COURT OF THE STATE OF CALIFORNIA

                            FOR THE COUNTY OF ORANGE

                             CENTRAL JUSTICE CENTER


THE IRVINE COMPANY, a Delaware             |   CASE NO. 00CC12609
corporation,                               |
                                           |   ASSIGNED FOR ALL PURPOSES TO:
                 Plaintiff,                |   HONORABLE THOMAS N. THRASHER, SR.
                                           |   DEPARTMENT C11
         v.                                |
                                           |   [PROPOSED] JUDGMENT AGAINST
MOSSIMO, INC., a California corporation,   |   DEFENDANT MOSSIMO, INC. FOR
and DOES 1 through 50 inclusive,           |   BREACH OF LEASE AND UNJUST
                                           |   ENRICHMENT
                 Defendants.               |
                                           |   Action Filed: October 20, 2000
-------------------------------------------|   Trial Date: None Set


         IT IS HEREBY ORDERED, ADJUDGED AND DECREED that Judgment shall be entered in favor of Plaintiff The Irvine Company ("Irvine") against Defendant Mossimo, Inc. on Irvine's causes of action for breach of lease and unjust enrichment as alleged in its Complaint in THE IRVINE COMPANY V. MOSSIMO, INC., Orange County Superior Court Case No. 00CC12609, in the amount of $__________ plus costs (including attorneys' fees) in the amount of $__________, and interest thereon at ten percent (10%) per annum from the date of the entry of this judgment until paid.

DATED: ______________

                                           _____________________________________

                                           THE HONORABLE THOMAS N. THRASHER, SR.
                                                JUDGE OF THE SUPERIOR COURT


                                    EXHIBIT B

                                        1

================================================================================
               [PROPOSED] JUDGMENT AGAINST DEFENDANT MOSSIMO, INC.
                   FOR BREACH OF LEASE AND UNJUST ENRICHMENT